MDU Resources Group, Inc. Section 16 Officers and Directors
with Indemnification Agreements Chart

Section 16 Officers

Name	Title	Date of Agreement
David L. Goodin	President and Chief Executive Officer, MDU Resources Group, Inc.	August 12, 2010
Steven L. Bietz	President and Chief Executive Officer, WBI Holdings, Inc.	August 12, 2010
William R. Connors	Vice President - Renewable Resources, MDU Resources Group, Inc.	August 12, 2010
Mark A. Del Vecchio	Vice President - Human Resources, MDU Resources Group, Inc.	August 12, 2010
Nicole A. Kivisto	Vice President, Controller and Chief Accounting Officer, MDU Resources Group, Inc. until January 3, 2014	August 12, 2010
Cynthia J. Norland	Vice President - Administration, MDU Resources Group, Inc.	August 12, 2010
Paul K. Sandness	General Counsel and Secretary, MDU Resources Group, Inc.	August 12, 2010
Doran N. Schwartz	Vice President and Chief Financial Officer, MDU Resources Group, Inc.	August 12, 2010
John P. Stumpf	Vice President - Strategic Planning, MDU Resources Group, Inc.	August 12, 2010
Douglass A. Mahowald	Treasurer and Assistant Secretary, MDU Resources Group, Inc.	August 12, 2010
J. Kent Wells	Vice Chairman, MDU Resources Group, Inc.; President and Chief Executive Officer, Fidelity Exploration & Production Company	May 2, 2011
K. Frank Morehouse	President and Chief Executive Officer, Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company	January 4, 2013
David C. Barney	President and Chief Executive Officer, Knife River Corporation	May 16, 2013
Jeffrey S. Thiede	President and Chief Executive Officer, MDU Construction Services Group, Inc.	May 16, 2013
Dennis L. Haider	Executive Vice President - Business Development, MDU Resources Group, Inc.	June 1, 2013
Nathan W. Ring	Vice President, Controller and Chief Accounting Officer, MDU Resources Group, Inc. effective January 3, 2014	January 3, 2014

Directors

Name	Title	Date of Agreement
Harry J. Pearce	Chairman of the Board of Directors	August 12, 2010
David L. Goodin	Director	August 12, 2010
Thomas Everist	Director	August 12, 2010
Karen B. Fagg	Director	August 12, 2010
Mark A. Hellerstein	Director	August 1, 2013
A. Bart Holaday	Director	August 12, 2010
Dennis W. Johnson	Director	August 12, 2010
Thomas C. Knudson	Director	August 12, 2010
William E. McCracken	Director	August 1, 2013
Patricia L. Moss	Director	August 12, 2010
J. Kent Wells	Director	May 2, 2011
John K. Wilson	Director	August 12, 2010